UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 16, 2018
__________________
FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
__________________

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 California Street
San Francisco, CA 94108
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 16, 2018, the Federal Housing Finance Agency informed the Bank of its non-objection to the Board-approved revisions to the Bank’s Supplemental Executive Retirement Plan (the “SERP”) including revisions to Schedule A to provide that beginning with 2018, the amounts of the contribution (“Contribution Credit”) to be credited to the account of a participant in Schedule A will be 20% of a participant’s total annual compensation for fewer than five years of credited service (“Contribution Credit Service”) and 25% of a participant’s total annual compensation for five years or more of Contribution Credit Service; and revisions to Schedule C to provide that beginning with 2018, the amounts of the Contribution Credit to be credited to the account of a participant in Schedule C will be 25% of a participant’s total annual compensation for fewer than five years of Contribution Credit Service and 35% of total compensation for five years or more of Contribution Credit Service. The revised schedules are designed to, among other things, help provide a total rewards benefits package component that would be competitive for attracting and retaining mid- to late-career senior managers. The Board-approved revisions also included technical changes and a revision to provide that in the event of a termination for “Cause,” only the unvested portion of a participant’s Account (as that term is defined in the SERP) are forfeited.

The SERP is provided to the Bank's executive officers who hold positions designated by the Board as covered under the plan, including the named executive officers. This plan is an unfunded and non-tax-qualified retirement benefit plan that provides a cash balance style benefit to the Bank's participating executive officers that is in addition to the tax-qualified benefits under the Bank’s Cash Balance Plan. Contribution credits accrued under the SERP are based on total annual compensation (base salary and short-term cash incentive compensation including any deferrals under the Bank’s Savings Plan, Benefit Equalization Plan or Deferred Compensation Plan) and years of credited service as defined in the SERP.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: January 19, 2018	By:	/s/ J. Gregory Seibly
J. Gregory Seibly President and Chief Executive Officer